UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2011 (November 1, 2011)

Emdeon Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34435	20-5799664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN		37214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 932-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

This Current Report on Form 8-K (the “Current Report”) is being filed to announce that, pursuant to that certain Agreement and Plan of Merger, dated as of August 3, 2011 (the “Merger Agreement”), by and among Emdeon Inc., a Delaware corporation (“Emdeon” or the “Company”), Beagle Parent Corp., a Delaware corporation (“Parent”), and Beagle Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), on November 2, 2011, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

The Merger was completed on November 2, 2011 following the Special Meeting of Stockholders of the Company held on November 1, 2011 (the “Special Meeting”). At the Special Meeting the Company’s stockholders approved proposals to: (i) adopt the Merger Agreement; (ii) approve, on an advisory (non-binding) basis, certain agreements or understandings with and items of compensation payable to the Company’s named executive officers that are based on or otherwise related to the Merger; and (iii) adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement at the Special Meeting.

The description of the Merger and the other transactions contemplated by the Merger Agreement (the “Transactions”) contained in this Introduction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2011.

Item 1.01. Entry into a Material Definitive Agreement.

1. Senior Credit Facilities

Overview. On November 2, 2011, in connection with the Transactions, the Company entered into a credit agreement and related security and other agreements for (1) a $1,224 million senior secured term loan facility (the “Term Loan Facility”) and (2) a $125 million senior secured revolving credit facility (the “Revolving Facility” and together with the Term Loan Facility, the “Senior Credit Facilities”) with certain lenders, Bank of America, N.A., as administrative agent, swingline lender and letter of credit issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital and Citigroup Global Markets Inc. as lead arrangers and joint bookrunners, Goldman Sachs Bank USA and Suntrust Robinson Humphrey, Inc. as joint bookrunners, Citigroup Global Markets Inc. and Barclays Capital as co-syndication agents and Goldman Sachs Bank USA as documentation agent. In addition to borrowings upon prior notice, the Revolving Facility includes borrowing capacity up to $50 million in the form of letters of credit and up to $30 million in the form of borrowings on same-day notice, referred to as swingline loans.

On the closing date of the Senior Credit Facilities, the Company and its subsidiary co-borrowers borrowed, in the aggregate, the full amount available under the Term Loan Facility and one of its subsidiary co-borrowers borrowed $25 million under the Revolving Facility. Proceeds of the Term Loan Facility and the Revolving Facility were, together with other sources of funds, used to finance the Transactions. After the closing date, proceeds of the Revolving Facility, including swingline loans and letters of credit, are available to provide financing for working capital and general corporate purposes.

The credit agreement governing the Senior Credit Facilities provides that, subject to certain conditions, the Company may request additional tranches of term loans, increase commitments under the Revolving Facility or the Term Loan Facility or add one or more incremental revolving credit facility tranches (provided that the revolving credit commitments outstanding at any time have no more than three different maturity dates) in an aggregate amount not to exceed (a) $300 million plus (b) an unlimited amount at any time, subject to compliance on a pro forma basis with a first lien net leverage ratio of no greater than 4.00:1.00. Availability of such additional tranches of term loans or revolving credit facilities and/or increased commitments is subject to, among other conditions, the absence of any default under the credit agreement governing the Senior Credit Facilities and the receipt of commitments by existing or additional financial institutions.

Interest Rates and Fees. Borrowings under the Senior Credit Facilities bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either (a) a base rate determined by reference to the highest of (1) the prime rate of Bank of America, N.A. (2) the federal funds effective rate plus 0.50% and (3) a LIBOR rate determined by reference to the costs of funds for U.S. dollar deposits for an interest period of one month adjusted for certain additional costs, plus 1.00% or (b) a LIBOR rate determined by reference to the costs of funds for U.S. dollar deposits for the interest period relevant to such borrowing adjusted for certain additional costs, which, in the case of the Term Loan Facility only, shall be no less than 1.25%. The applicable margin for borrowings under the Term Loan Facility is 4.50% with respect to base rate borrowings and 5.50% with respect to LIBOR borrowings. The applicable margin for borrowings under the Revolving Facility is 4.25% with respect to base rate borrowings and 5.25% with respect to LIBOR borrowings. The applicable margin for borrowings under the Revolving Facility is subject to a 0.25% step-down based on the Company’s first lien net leverage ratio at the end of each fiscal quarter, commencing with the first full fiscal quarter commencing after the closing date.

In addition to paying interest on outstanding principal under the Senior Credit Facilities, the Company is required to pay customary agency fees, letter of credit fees and a commitment fee in respect of the unutilized commitments under the Revolving Facility at a rate of 0.50% per annum.

Prepayments. The credit agreement governing the Senior Credit Facilities requires the Company to prepay outstanding loans under the Term Loan Facility, subject to certain exceptions, with (a) 100% of the net cash proceeds of any incurrence of debt other than debt permitted under the credit agreement governing the Senior Credit Facilities, (b) commencing with the fiscal year ended December 31, 2012, 50% (which percentage will be reduced to 25% and 0% based on the Company’s first lien net leverage ratio) of the Company’s annual excess cash flow (as defined in the credit agreement), and (c) 100% of the net cash proceeds of certain asset sales and casualty and condemnation events, subject to reinvestment rights and certain other exceptions.

The Company may voluntarily prepay outstanding loans under the Senior Credit Facilities at any time without premium or penalty other than customary “breakage” costs with respect to LIBOR loans, provided, however, that if on or prior to November 2, 2012 the Company prepays any loans under the Term Loan Facility in connection with a repricing transaction, the Company must pay a prepayment premium of 1.00% of the aggregate principal amount of the loans so prepaid.

Amortization and Final Maturity. The Company is required to make scheduled quarterly payments each equal to 0.25% of the original principal amount of the loans under the Term Loan Facility made on the closing date, with the balance due and payable on the seventh anniversary of the closing date. There is no scheduled amortization of the principal amounts of the loans outstanding under the Revolving Facility. Any principal amount outstanding under the Revolving Facility is due and payable on the fifth anniversary of the closing date.

Guarantees and Security. Certain of the Company’s U.S. wholly-owned restricted subsidiaries, together with the Company, will be co-borrowers and jointly and severally liable for all obligations under the Senior Credit Facilities. Such obligations of the co-borrowers will be unconditionally guaranteed by Beagle Intermediate Holdings, Inc. (“Holdings”), the Company and each of the Company’s existing and future U.S. wholly-owned restricted subsidiaries (with certain exceptions including immaterial subsidiaries) and, together with obligations under the guarantees, will be secured by a perfected security interest in substantially all of the assets of the co-borrowers and guarantors, in each case, now owned or later acquired, including a pledge of all of the capital stock of the Company, the capital stock of substantially all the Company’s U.S. wholly-owned restricted subsidiaries and 65% of the capital stock of certain of the Company’s foreign restricted subsidiaries, subject in each case to the exclusion of certain assets and additional exceptions.

Certain Covenants and Events of Default. The credit agreement governing the Senior Credit Facilities requires the Company to comply with maximum first lien net leverage ratio and consolidated cash interest coverage ratio financial maintenance covenants, to be tested on the last day of each fiscal quarter. A breach of this covenant is subject to certain equity cure rights. In addition, the Senior Credit Facilities contain a number of negative covenants that, among other things and subject to certain exceptions, restrict the Company’s ability and the ability of the Company’s subsidiaries to:

•	incur additional indebtedness or guarantees;

•	incur liens;

•	make investments, loans and acquisitions;

•	consolidate or merge;

•	sell assets, including capital stock of subsidiaries;

•	pay dividends on capital stock or redeem, repurchase or retire capital stock of the Company or any restricted subsidiary;

•	alter the business of the Company;

•	amend, prepay, redeem or purchase subordinated debt;

•	engage in transactions with affiliates; and

•	enter into agreements limiting dividends and distributions of certain subsidiaries.

The credit agreement governing the Senior Credit Facilities also contains certain customary representations and warranties, affirmative covenants and provisions relating to events of default (including upon change of control).

2. 2019 Indenture and Senior Notes Due 2019

On November 2, 2011, Merger Sub, as the issuer, and Wilmington Trust, National Association, as trustee (the “Trustee”), executed an indenture pursuant to which Merger Sub’s 11.00% Senior Notes due 2019 (the “2019 Notes”) were issued (the “2019 Initial Indenture”). On November 2, 2011, the Company, the subsidiary guarantors party thereto (the “2019 Guarantors”) and the Trustee executed a supplemental indenture (the “2019 Supplemental Indenture” and, together with the 2019 Initial Indenture, the “2019 Indenture”), pursuant to which the Company assumed the obligations of Merger Sub under the 2019 Initial Indenture and the 2019 Notes, and the 2019 Guarantors guaranteed the 2019 Notes on an unsecured senior basis. The 2019 Notes bear interest at a rate of 11.00% per annum, and interest is payable semi-annually in arrears on June 30 and December 31 of each year, commencing on June 30, 2012. The 2019 Notes mature on December 31, 2019.

The Company may redeem the 2019 Notes, in whole or in part, at any time on or after December 31, 2015 at the applicable redemption price, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 31, 2014, the Company may, at its option and on one or more occasions, redeem up to 35% of the aggregate principal amount of the 2019 Notes at a redemption price equal to 100% of the aggregate principal amount thereof, plus a premium equal to the stated interest rate per annum on the 2019 Notes, plus accrued and unpaid interest, if any, to the redemption date, subject to the right of noteholders of record on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of certain equity offerings; provided that at least 50.0% of the sum of the aggregate principal amount of the 2019 Notes originally issued under the 2019 Indenture (including any additional notes) remain outstanding immediately after the occurrence of such redemption and the redemption occurs within 180 days of the closing date of any such equity offering. At any time prior to December 31, 2015, the Company may redeem the 2019 Notes, in whole or in part, at its option and on one or more occasions, at a redemption price equal to 100% of the principal amount plus an “applicable premium” and accrued and unpaid interest, if any, to the redemption date.

The 2019 Notes are the Company’s senior unsecured obligations and rank equally in right of payment with all of the Company’s existing and future indebtedness (including the 2020 Notes (as defined below)) and senior in right of payment to all of the Company’s existing and future subordinated indebtedness. The Company’s obligations under the 2019 Notes are guaranteed on a senior basis by all of the Company’s existing and subsequently acquired or organized wholly-owned U.S. restricted subsidiaries that guarantee the Company’s Senior Credit Facilities or the Company’s other indebtedness or indebtedness of any 2019 Guarantor. The 2019 Notes and the related guarantees are effectively subordinated to the Company’s existing and future secured obligations and that of the 2019 Guarantors to the extent of the value of the collateral securing such obligations, and are structurally subordinated to all existing and future indebtedness and other liabilities of any of the Company’s subsidiaries that do not guarantee the 2019 Notes.

If the Company experiences specific kinds of changes in control, it must offer to purchase the 2019 Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest to the date of purchase.

The 2019 Indenture contains covenants consistent with covenants customary for transactions of its kind that restrict the ability of the Company and its restricted subsidiaries to:

•	pay dividends on capital stock or redeem, repurchase or retire capital stock;

•	incur additional indebtedness or issue certain capital stock;

•	incur certain liens;

•	make investments, loans, advances and acquisitions;

•	consolidate, merge or transfer all or substantially all of their assets and the assets of their subsidiaries;

•	prepay subordinated debt;

•	engage in certain transactions with affiliates; and

•	enter into agreements restricting the subsidiaries’ ability to pay dividends.

The 2019 Indenture also contains certain customary affirmative covenants and events of default.

3. Registration Rights Agreement for the 2019 Notes

On November 2, 2011, in connection with the issuance of the 2019 Notes, Merger Sub entered into a registration rights agreement (the “2019 Base Registration Rights Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2019 Notes. Concurrently with the consummation of the Merger, the Company and the 2019 Guarantors entered into a joinder to the 2019 Base Registration Rights Agreement (together with the 2019 Base Registration Rights Agreement, the “2019 Registration Rights Agreement”), pursuant to which the Company and the 2019 Guarantors assumed all of the rights and obligations of Merger Sub under the 2019 Base Registration Rights Agreement. Pursuant to the terms of the 2019 Registration Rights Agreement, the Company and the 2019 Guarantors are obligated to use commercially reasonable efforts to file a registration statement with respect to an offer to exchange the 2019 Notes for registered notes under the Securities Act of 1933, as amended (the “Securities Act”), and to use commercially reasonable efforts to have the registration statement declared effective by the SEC on or prior to 365 days after November 2, 2011 (the “2019 Exchange Date”). The Company and 2019 Guarantors have also agreed to use commercially reasonable efforts to file under the Securities Act a shelf registration statement for the resale of the 2019 Notes and guarantees if the exchange offer is not available or cannot be effected within such time or under certain under circumstances. In the event that on the 2019 Exchange Date the exchange offer has not been consummated or a shelf registration statement covering resales of the 2019 Notes has not been declared effective by the SEC, then the interest rate on the 2019 Notes eligible for inclusion in such registration statement will be increased by (i) 0.25% per annum for the first 90-day period immediately following the occurrence of the 2019 Exchange Date and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period up to a maximum of 1.00% per annum, in each case until and including the date that the exchange offer is consummated or the shelf registration statement is declared effective.

4. 2020 Indenture and Senior Notes Due 2020

On November 2, 2011, Merger Sub, as the issuer, and the Trustee executed an indenture pursuant to which Merger Sub’s 11.25% Senior Notes due 2020 (the “2020 Notes”) were issued (the “2020 Initial Indenture”). On November 2, 2011, the Company, the subsidiary guarantors party thereto (the “2020 Guarantors”) and the Trustee executed a supplemental indenture (the “2020 Supplemental Indenture” and, together with the 2020 Initial Indenture, the “2020 Indenture”), pursuant to which the Company assumed the obligations of Merger Sub under the 2020 Initial Indenture and the 2020 Notes, and the 2020 Guarantors guaranteed the 2020 Notes on an unsecured senior basis. The 2020 Notes bear interest at a rate of 11.25% per annum, and interest is payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 2012. The 2020 Notes mature on December 31, 2020.

The Company may redeem the 2020 Notes, in whole or in part, at any time on or after December 31, 2015 at the applicable redemption price, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 31, 2014, the Company may, at its option and on one or more occasions, redeem up to 35% of the aggregate principal amount of the 2020 Notes at a redemption price equal to 100% of the aggregate principal amount thereof, plus a premium equal to the stated interest rate per annum on the 2020 Notes, plus accrued and unpaid interest, if any, to the redemption date, subject to the right of noteholders of record on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of certain equity offerings; provided that at least 50.0% of the sum of the aggregate principal amount of the 2020 Notes originally issued under the 2020 Indenture (including any additional notes) remain outstanding immediately after the occurrence of such redemption and the redemption occurs within 180 days of the closing date of any such equity offering. At any time prior to December 31, 2015, the Company may redeem the 2020 Notes, in whole or in part, at its option and on one or more occasions, at a redemption price equal to 100% of the principal amount plus an “applicable premium” and accrued and unpaid interest, if any, to the redemption date.

The 2020 Notes are the Company’s senior unsecured obligations and rank equally in right of payment with all of the Company’s existing and future indebtedness (including the 2019 Notes) and senior in right of payment to all of the Company’s existing and future subordinated indebtedness. The Company’s obligations under the 2020 Notes are guaranteed on a senior basis by all of the Company’s existing and subsequently acquired or organized wholly-owned U.S. restricted subsidiaries that guarantee the Company’s Senior Credit Facilities or the Company’s other indebtedness or indebtedness of any 2020 Guarantor. The 2020 Notes and the related guarantees are effectively subordinated to the Company’s existing and future secured obligations and that of the 2020 Guarantors to the extent of the value of the collateral securing such obligations, and are structurally subordinated to all existing and future indebtedness and other liabilities of any of the Company’s subsidiaries that do not guarantee the 2020 Notes.

If the Company experiences specific kinds of changes in control, it must offer to purchase the 2020 Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest to the date of purchase.

The 2020 Indenture contains covenants consistent with covenants customary for transactions of its kind that restrict the ability of the Company and its restricted subsidiaries to:

•	pay dividends on capital stock or redeem, repurchase or retire capital stock;

•	incur additional indebtedness or issue certain capital stock;

•	incur certain liens;

•	make investments, loans, advances and acquisitions;

•	consolidate, merge or transfer all or substantially all of their assets and the assets of their subsidiaries;

•	prepay subordinated debt;

•	engage in certain transactions with affiliates; and

•	enter into agreements restricting the restricted subsidiaries’ ability to pay dividends.

The 2020 Indenture also contains certain customary affirmative covenants and events of default.

5. Registration Rights Agreement for the 2020 Notes

On November 2, 2011, in connection with the issuance of the 2020 Notes, Merger Sub, the Company and the 2020 Guarantors entered into a registration rights agreement (the “2020 Registration Rights Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several initial purchasers of the 2020 Notes, and GSMP V Onshore US, Ltd., GSMP V Offshore US, Ltd., GSMP V Institutional US, Ltd., GSLP I Offshore Holdings Fund A, L.P., GSLP I Offshore Holdings Fund B, L.P., GSLP I Offshore Holdings Fund C, L.P. and GSLP I Onshore Holdings Fund, L.L.C. Pursuant to the terms of the 2020 Registration Rights Agreement, the Company and the 2020 Guarantors are obligated to use commercially reasonable efforts to file a registration statement with respect to an offer to exchange the 2020 Notes for registered notes under the Securities Act and to use commercially reasonable efforts to have the registration statement declared effective by the SEC on or prior to 365 days after November 2, 2011 (the “2020 Exchange Date”). The Company and 2020 Guarantors have also agreed to use commercially reasonable efforts to file under the Securities Act a shelf registration statement for the resale of the 2020 Notes and guarantees if the exchange offer is not available or cannot be effected within such time or under certain circumstances. In the event that on the 2020 Exchange Date the exchange offer has not been consummated or a shelf registration statement covering resales of the 2020 Notes has not been declared effective by the SEC, then the interest rate on the 2020 Notes eligible for inclusion in such registration statement will be increased by (i) 0.25% per annum for the first 90-day period immediately following the occurrence of the 2020 Exchange Date and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period up to a maximum of 1.00% per annum, in each case until and including the date that the exchange offer is consummated or the shelf registration statement is declared effective.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above and Items 3.01 and 5.01 below is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the consummation of the Merger, each share of Class A common stock, par value $0.00001, of the Company (“Emdeon Class A common stock”), other than (i) shares of Emdeon Class A common stock owned by the Company and its wholly-owned subsidiaries, (ii) shares of Emdeon Class A common stock owned by Parent and its subsidiaries, including such shares contributed by certain rollover investors in connection with the Merger, and (iii) shares of Emdeon Class A common stock whose holders are entitled to and who properly exercise appraisal rights under Delaware law, was cancelled and converted into the right to receive $19.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”). Following the Merger, on November 2, 2011, the Company notified the New York Stock Exchange, Inc. (the “NYSE”) of its intent to remove the Emdeon Class A common stock from listing on the NYSE and asked the NYSE to file with the SEC an application on Form 25 to report the delisting of the Emdeon Class A common stock from the NYSE under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to deregister the Emdeon Class A common stock with the SEC under Section 12(g) of the Exchange Act and to suspend the reporting obligations of the Company with respect to the Emdeon Class A common stock under Sections 13(a) and 15(d) of the Exchange Act by filing a Form 15 with the SEC promptly after the Form 25 becomes effective.

Item 3.03. Material Modifications to Rights of Security Holders.

As a result of the consummation of the Merger, each share of Emdeon Class A common stock, other than (i) shares of Emdeon Class A common stock owned by the Company and its wholly-owned subsidiaries, (ii) shares of Emdeon Class A common stock owned by Parent and its subsidiaries, including such shares contributed by certain rollover investors in connection with the Merger, and (iii) shares of Emdeon Class A common stock whose holders are entitled to and who properly exercise appraisal rights under Delaware law, was cancelled and converted into the right to receive the Merger Consideration.

Immediately prior to the effective time of the Merger, each stock option issued under the Company’s 2009 Equity Incentive Plan (the “2009 Equity Plan”) (excluding any unearned performance-contingent stock options, which were forfeited immediately prior to the effective time of the Merger, and excluding a limited portion of stock options held by certain members of the Company’s senior management and other officers at the Company), whether or not exercisable or vested, was cancelled and converted into the right to receive an amount in cash equal to, without interest and less applicable withholding taxes, the product of (i) the excess, if any, of $19.00 over the per share exercise price of the applicable stock option and (ii) the aggregate number of shares of Emdeon Class A common stock that may be acquired upon exercise of such stock option (whether vested or unvested) immediately prior to the effective time of the Merger. Also at the effective time of the Merger, each restricted stock unit that conveyed the right to receive shares of Emdeon Class A common stock granted under the 2009 Equity Plan, whether or not the restricted periods had lapsed, was cancelled and converted into the right to receive an amount in cash equal to, without interest and less applicable withholding taxes, the product of (i) $19.00 and (ii) the aggregate number of shares of Emdeon Class A common stock in respect of which such restricted stock unit conveyed the right to receive. Additionally, shares of Emdeon Class A common stock held in participants’ ESPP accounts as of immediately prior to the effective time of the Merger (whether acquired on the final purchase date or otherwise) were cancelled in the Merger and exchanged for the right to receive the Merger Consideration.

Immediately following the consummation of the Merger, each unit of membership interests in EBS Master LLC (“EBS Units”) (excluding any unearned performance-contingent EBS Units, which were forfeited immediately prior to the effective time of the Merger), whether vested or unvested, held by certain members of the Company’s senior management and our board of directors was sold to EBS HoldCo I, LLC, a wholly-owned subsidiary of the Company and, at the effective time of the merger, an indirect wholly-owned subsidiary of Parent, in exchange for a per EBS Unit purchase price of $19.00 in cash. At the effective time of the Merger, after giving effect to the exchange described immediately above, each outstanding share of Emdeon Class B common stock, par value $0.00001 (“Emdeon Class B common stock”), of the Company was cancelled automatically and no consideration was paid for such cancelled share of Emdeon Class B common stock.

Finally, immediately following the consummation of the Merger, each EBS Unit held by HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P. and Hellman & Friedman Capital Associates VI, L.P. was sold to EBS HoldCo II, LLC, a wholly-owned subsidiary of the Company and, at the effective time of the merger, an indirect wholly-owned subsidiary of Parent, in exchange for (i) a per EBS Unit purchase price of $19.00 in cash for certain of their EBS Units and (ii) a pro rata share of the equity of Parent, based on a value for each EBS Unit of $19.00, for certain of their EBS Units.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction and Item 3.01 above and Item 5.02 of the Company’s Current Report filed with the SEC on November 2, 2011, is incorporated herein by reference. Parent funded the aggregate payment of the Merger Consideration through cash on hand at the Company, equity financing from Parent and certain rollover investors and by borrowings under the Senior Credit Facilities and issuance of the 2019 Notes and the 2020 Notes described in Item 1.01 above.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth in the Introduction above is incorporated herein by reference.

Item 8.01. Other Events.

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 3, 2011, by and among Beagle Parent Corp., Beagle Acquisition Corp. and Emdeon Inc. (included as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on August 8, 2011, and incorporated herein by reference).

99.1	Press Release dated November 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.

Date: November 2, 2011	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 3, 2011, by and among Beagle Parent Corp., Beagle Acquisition Corp. and Emdeon Inc. (included as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on August 8, 2011, and incorporated herein by reference).

99.1	Press Release dated November 2, 2011.